CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                           $894,705,000 (APPROXIMATE)
                               Subject to Revision

                     April 7, 2003- Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  APRIL 7, 2003

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                           $894,705,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                         EXPECTED
                            RATINGS         WAL TO CALL   BOND                           MATURITY
CLASS    AMOUNT ($)   (MOODY'S/S&P/FITCH)    (YRS)(1)     TYPE          COUPON          TO CALL(1)
-----   -----------   -------------------   -----------   ----   --------------------   ----------
IA-1    107,800,000       Aaa/AAA/AAA           0.95      SEQ          Fixed(2)           01/05
IA-2     32,800,000       Aaa/AAA/AAA           2.00      SEQ          Fixed(2)           07/05
IA-3     67,400,000       Aaa/AAA/AAA           3.00      SEQ          Fixed(2)           03/07
IA-4     47,800,000       Aaa/AAA/AAA           5.00      SEQ          Fixed(2)           09/09
IA-5     48,950,000       Aaa/AAA/AAA           8.88      SEQ         Fixed(2,3)          11/12
IA-6     33,800,000       Aaa/AAA/AAA           6.69      NAS          Fixed(2)           09/12
IM-1     12,025,000        Aa2/AA/AA            6.39      MEZ          Fixed(2)           11/12
IM-2      9,250,000         A2/A/A              6.39      MEZ          Fixed(2)           11/12
IB        8,325,000      Baa2/BBB/BBB           5.68      SUB          Fixed(2)           11/12

IIA-1   187,600,000       Aaa/AAA/AAA           0.95      SEQ          Fixed(4)           12/04
IIA-2   276,150,000       Aaa/AAA/AAA           3.14      SEQ    1M Libor + [ ](3, 4)     11/08
IIM-1    27,825,000        Aa2/AA/AA            4.15      MEZ    1M Libor + [ ](3, 4)     11/08
IIM-2    21,200,000         A2/A/A              4.05      MEZ    1M Libor + [ ](3, 4)     11/08
IIB      13,780,000      Baa2/BBB/BBB           3.74      SUB    1M Libor + [ ](3, 4)     11/08

(1) The Certificates will be priced at the following prepayment speed assumptions: Group I Certificates: 20% HEP. Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-2 Certificates will increase to 2x the Class IIA-2 margin, and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2003-2, consisting of the following offered classes: Class IA-1, Class IA-2,
                              Class IA-3, Class IA-4, Class IA-5, Class IA-6
                              Class IM-1, Class IM-2 Class IB (the "Group I
                              Certificates")

                              and

                              Class IIA-1, Class IIA-2 Class IIM-1, Class IIM-2 Class IIB (the "Group II Certificates")

UNDERWRITERS:                 J.P. Morgan Securities Inc., Lehman Brothers
                              Merrill Lynch, Pierce, Fenner & Smith Inc. Inc., and Wachovia Securities, Inc.

DEPOSITOR:                    Chase Funding, Inc.

SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A. and JPMorgan Chase Bank

SERVICER:                     Chase Manhattan Mortgage Corporation

TRUSTEE:                      Citibank, N.A.

CUT-OFF DATE:                 April 1, 2003

PRICING DATE:                 On or about April 9, 2003

CLOSING DATE:                 On or about April 22, 2003

DISTRIBUTION DATES:           Distribution of principal and interest on the will
                              be made on the 25th day of each certificates month or, if such day is not a business day, on first business thereafter,commencing in the day May
                              2003.

ERISA CONSIDERATIONS:         The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect the consequences under ERISA and the to Internal
                              Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:             The Class A and Class M-1 Certificates will
                              constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                              Certificates not constitute " will mortgagerelated securities" for the purposes of SMMEA.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:         The Servicer has the option to exercise a call on
                              each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the lesser of a) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) or b) the fair market value of the mortgage loans in the related loan group (other than in respect of REO property), in either case plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related
                              Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:          The Servicer and Trustee will be paid fees
                              aggregating approximately 51 bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVER-COLLATERALIZATION:       The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered
                              Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.50% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.65% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the overcollateralization target amount, excess cashflow will be directed to build
                              O/C until the overcollateralization target amount is reached.

                              GROUP I CERTIFICATES

                              Initial:      0.50% of original balance
                              Stepdown:     1.00% of current balance
                              Target:       0.50% of original balance
                              Floor:        0.50% of original balance

                                    (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

                              Initial:      0.65% of original balance
                              Stepdown:     1.30% of current balance
                              Target:       0.65% of original balance
                              Floor:        0.50% of original balance

                                    (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:  Excess interest from each of the two loan groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                         GROUP I

GROUP I SUBORDINATION(1):

                                         (MOODY'S/S&P/FITCH)                          GROUP I (SUBORDINATION)
                                         -------------------                          -----------------------
                           Class IA      (Aaa/AAA/AAA)                                8.50%
                           Class IM-1    (Aa2/AA/AA)                                  5.25%
                           Class IM-2    (A2/A/A)                                     2.75%
                           Class IB      (Baa2/BBB/BBB)                               0.50%

                                         (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I CLASS SIZES:

                                         (MOODY'S/S&P/FITCH)                          GROUP I (CLASS SIZES)
                                         -------------------                          -----------------------
                           Class IA      (Aaa/AAA/AAA)                                91.50%
                           Class IM-1    (Aa2/AA/AA)                                  3.25%
                           Class IM-2    (A2/A/A)                                     2.50%
                           Class IB      (Baa2/BBB/BBB)                               2.25%

                                         (PRELIMINARY AND SUBJECT TO REVISION)


                                         GROUP II

GROUP II SUBORDINATION(1):

                                         (MOODY'S/S&P/FITCH)                          GROUP II (SUBORDINATION)
                                         -------------------                          -----------------------
                           Class IIA     (Aaa/AAA/AAA)                                12.50%
                           Class IIM-1   (Aa2/AA/AA)                                  7.25%
                           Class IIM-2   (A2/A/A)                                     3.25%
                           Class IIB     (Baa2/BBB/BBB)                               0.65%

                                         (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II CLASS SIZES:

                                         (MOODY'S/S&P/FITCH)                          GROUP II (CLASS SIZES)
                                         -------------------                          -----------------------
                           Class IIA     (Aaa/AAA/AAA)                                87.50%
                           Class IIM-1   (Aa2/AA/AA)                                  5.25%
                           Class IIM-2   (A2/A/A)                                     4.00%
                           Class IIB     (Baa2/BBB/BBB)                               2.60%

                                         (PRELIMINARY AND SUBJECT TO REVISION)

(1) The subordination percentages include the initial over-collateralization levels of 0.50% for Group I and 0.65% for Group II.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                     GROUP I

MORTGAGE LOANS*:              Fixed-rate, first lien, sub-prime Mortgage Loans
                              having an aggregate stated principal balance as of the Cut-Off Date of approximately $307,989,974.

PREPAYMENT ASSUMPTION:        The Group I Certificates will be priced at 20% HEP
                              (2% - 20% CPR Ramp over 10 months).

GROUP I NET WAC CAP:          The pass-through rate of each class of the Group I
                              Certificates will be subject to the "Group I Net
                              WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I
                              Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:             For all Group I Certificates, interest will accrue
                              during the calendar month preceding the month of distribution.

PAYMENT DELAY:                24 days

INTEREST PAYMENT BASIS:       30/360

COUPON STEP UP:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will include approximately $62,010,026 of fixed-rate Mortgage Loans that are not included in the information set forth in this document. Updated statistical information on the Mortgage Pool statistical (giving effect to the of such mortgage loans) will be available to purchasers of the Certificates on, and will be inclusion filed with the Securities Exchange Commission within, fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                                                        GROUP I CERTIFICATES

                           CLASS          CLASS          CLASS          CLASS          CLASS          CLASS         CLASS
                           IA-1           IA-2           IA-3           IA-4           IA-5           IA-6          IM-1
------------------------------------------------------------------------------------------------------------------------------------
OFFER SIZE ($)             107,800,000    32,800,000     67,400,000     47,800,000     48,950,000     33,800,000    12,025,000

EXPECTED RATINGS
   MOODY'S                 Aaa            Aaa            Aaa            Aaa            Aaa            Aaa           Aa2
   S&P                     AAA            AAA            AAA            AAA            AAA            AAA           AA
   FITCH                   AAA            AAA            AAA            AAA            AAA            AAA           AA

COUPON                     Fixed(1)       Fixed(1)       Fixed(1)       Fixed(1)       Fixed(1,2)     Fixed(1)      Fixed(1)

WEIGHTED AVERAGE LIFE TO   0.95           2.00           3.00           5.00           8.88           6.69          6.39
CALL (YRS.)(3)

WEIGHTED AVERAGE LIFE      0.95           2.00           3.00           5.00           10.87          6.69          6.86
TO MATURITY (YRS.)(3)

PAYMENT WINDOW             1-21/21        21-27/7        27-47/21       47-77/31       77-115/39      37-113/77     38-115/78
TO CALL (MOS.)(3)

PAYMENT WINDOW             1-21/21        21-27/7        27-47/21       47-77/31       77-235/159     37-113/77     38-169/132
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO       01/05          07/05          03/07          09/09          11/12          09/12         11/12
CALL(3)

EXPECTED MATURITY TO       01/05          07/05          03/07          09/09          11/22          09/12         05/17
MATURITY(3)

LAST SCHEDULED             01/18          02/18          12/24          08/29          01/33          08/14         07/32
DISTRIBUTION DATE(4)



(TABLE CONTINUED)
                            CLASS         CLASS
                            IM-2          IB
---------------------------------------------------
OFFER SIZE ($)              9,250,000     8,325,000

EXPECTED RATINGS
   MOODY'S                  A2            Baa2
   S&P                      A             BBB
   FITCH                    A             BBB

COUPON                      Fixed(1)      Fixed(1)

WEIGHTED AVERAGE LIFE TO    6.39          5.68
CALL (YRS.)(3)

WEIGHTED AVERAGE LIFE       6.66          5.68
TO MATURITY (YRS.)(3)

PAYMENT WINDOW              38-115/78     38-115/78
TO CALL (MOS.)(3)

PAYMENT WINDOW              38-149/112    38-119/82
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO        11/12         11/12
CALL(3)

EXPECTED MATURITY TO        09/15         03/13
MATURITY(3)

LAST SCHEDULED              02/32         03/31
DISTRIBUTION DATE(4)

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                    GROUP II

MORTGAGE LOANS*:              Adjustable-rate, first lien, sub-prime Mortgage
                              Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately
                              $442,755,333.

PREPAYMENT ASSUMPTION:        The Group II Certificates will be priced at 100%
                              PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28%
                              CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

GROUP II AVAILABLE
FUNDS CAP:                    The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II
                              Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM
RATE CAP:                     The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II
                              Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage
                              Loans. Any interest shortfall due to the Group II
                              Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT:      If on any Distribution Date the pass-through rate
                              on the Group II Certificates is limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available
                              Funds Cap, up to but not exceeding the Group II
                              Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                              Date until paid (herein referred to as
                              "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

INTEREST ACCRUAL:             For the Class IIA-1 Certificates, interest will
                              accrue during the calendar month preceding the month of distribution. For all other Group II
                              Certificates, interest will initially accrue from the Closing Date to (but excluding) the first
                              Distribution Date, and thereafter, from the prior
                              Distribution Date to (but excluding) the current
                              Distribution Date.

PAYMENT DELAY:                For Class IIA-1 Certificates, 24 days. For all
                              other Group II Certificates, 0 days.

INTEREST PAYMENT BASIS:       For Class IIA-1 Certificates, 30/360. For all
                              other Group II Certificates, Actual/360.

COUPON STEP UP:               If the 10% clean-up call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-2 Certificates will increase to 2x the Class IIA-2 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

* The mortgage pool as of the Closing Date will include approximately $87,244,667 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                              GROUP II CERTIFICATES

                                              CLASS         CLASS         CLASS        CLASS        CLASS
                                              IIA-1         IIA-2         IIM-1        IIM-2        IIB
--------------------------------------------------------------------------------------------------------------
OFFER SIZE ($)                                187,600,000   276,150,000   27,825,000   21,200,000   13,780,000

EXPECTED RATINGS

   MOODY'S                                    Aaa           Aaa           Aa2          A2           Baa2
   S&P                                        AAA           AAA           AA           A            BBB
   FITCH                                      AAA           AAA           AA           A            BBB

COUPON                                        Fixed(1)      1M Libor      1M Libor     1M Libor     1M Libor
                                                            + [_](1,2)    + [_](1,3)   + [_](1,3)   + [_](1,3)

WEIGHTED AVERAGE LIFE TO CALL (YRS.)(4)       0.95          3.14          4.15         4.05         3.74

WEIGHTED AVERAGE LIFE TO MATURITY (YRS.)(4)   0.95          3.42          4.48         4.27         3.76

PAYMENT WINDOW TO CALL (MOS.)(4)              1-20/20       20-67/48      40-67/28     38-67/30     37-67/31

PAYMENT WINDOW TO MATURITY (MOS.)(4)          1-20/20       20-146/127    40-110/71    38-95/58     37-74/38

EXPECTED MATURITY TO CALL(4)                  12/04         11/08         11/08        11/08        11/08

EXPECTED MATURITY TO MATURITY(4)              12/04         06/15         06/12        03/11        06/09

LAST SCHEDULED DISTRIBUTION DATE(5)           10/21         02/33         11/32        09/32        03/32

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x the Class IIA-2 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   The Group II Certificates will be priced at 100% PPC.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                               CASH FLOW PRIORITY

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                                PRINCIPAL PAYDOWN

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in May 2012, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the May 2012 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A Principal Cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE

                     May 2003 - April 2006              0%
                     May 2006 - April 2008             45%
                     May 2008 - April 2009             80%
                     May 2009 - April 2010            100%
                     May 2010 - April 2012            300%

                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:

1) All scheduled and unscheduled Group II principal will be paid sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                         REQUIRED SUBORDINATION LEVELS*

Group I                                      Group II
-------                                      --------

Class A                   17.00%             Class A                      25.00%
Class M-1                 10.50%             Class M-1                    14.50%
Class M-2                  5.50%             Class M-2                     6.50%
Class B                    1.00%             Class B                       1.30%

                         *Includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the May 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after May 2006, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

DISTRIBUTION DATE OCCURRING IN   GROUP I REQUIRED LOSS PERCENTAGE      GROUP II REQUIRED LOSS PERCENTAGE
------------------------------   --------------------------------      ---------------------------------
May 2006 - April 2007            2.00% for the first month, plus an    2.50% for the first month, plus an
                                 additional 1/12th of 0.75% for each   additional 1/12th of 1.25% for each
                                 month thereafter                      month thereafter

May 2007 - April 2008            2.75% for the first month, plus an    3.75% for the first month, plus an
                                 additional 1/12th of 0.50% for each   additional 1/12th of 1.00% for each
                                 month thereafter                      month thereafter

May 2008 - April 2009            3.25% for the first month, plus an    4.75% for the first month, plus an
                                 additional 1/12th of 0.50% for each   additional 1/12th of 0.35% for each
                                 month thereafter                      month thereafter

May 2009 - April 2010            3.75% for the first month, plus an    5.10% for the first month, plus an
                                 additional 1/12th of 0.35% for each   additional 1/12th of 0.25% for each
                                 month thereafter                      month thereafter

May 2010 and thereafter          4.10%                                 5.35%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the May 2006 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

          Group I Senior                                Group II Senior
Specified Enhancement Percentage:              Specified Enhancement Percentage:
---------------------------------              ---------------------------------

              17.00%                                        25.00%
                Or                                            Or
        (8.00% + 0.50%)*2                              (11.85% +0.65%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

PROSPECTUS:                   The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:               The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:          Please call Chris Schiavone at (212) 834-5372,
                              Peter Candell at (212) 834-5511, Marty Friedman at
                              (212) 834-5727, Philip Li at (212) 834-5033, Tom
                              Roh at (212) 834-5936, Greer McCurley at (212)
                              834-9418, Phillip Chun at (212) 834-5435 or Darya
                              Zhuk at (212) 834-5308.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                     GROUP I

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance              $307,989,974
Aggregate Original Principal Balance                 $308,746,902
Number of Mortgage Loans                                    2,484

                                                       AVERAGE(1)    MINIMUM    MAXIMUM
                                                       ----------    -------    -------
Original Principal Balance                               $124,294     $9,600   $857,500
Outstanding Principal Balance                            $123,990     $9,549   $857,019

                                              WEIGHTED AVERAGE(2)    MINIMUM    MAXIMUM
                                              -------------------    -------    -------
Original Term (mos)                                           297         60        360
Stated Remaining Term (mos)                                   295         58        360
Expected Remaining Term (mos)                                 295         58        360
Loan Age (mos)                                                  2          0          8
Current Interest Rate                                       7.603%     5.950%    12.400%
Original Loan-to-Value                                      73.19%      9.38%     95.00%
Credit Score (3)                                              632        493        813

                                                         EARLIEST     LATEST
                                                         --------     ------
Origination Dates                                         07/2002    02/2003
Maturity Dates                                            02/2008    03/2033

LIEN POSITION                                             PERCENT OF LOAN GROUP
                                                          ---------------------
1st Lien                                                                  100.0%

OCCUPANCY                                                 PERCENT OF LOAN GROUP
                                                          ---------------------
Owner-occupied                                                             92.4%
Second Home                                                                 0.3%
Investment                                                                  7.4%

DOCUMENTATION                                             PERCENT OF LOAN GROUP
                                                          ---------------------
Full Documentation                                                         69.2%
24 Month Bank Statement                                                     9.8%
Reduced Documentation                                                       1.0%
Stated Income                                                              20.0%

YEAR OF ORIGINATION                                       PERCENT OF LOAN GROUP
                                                          ---------------------
2002                                                                       20.8%
2003                                                                       79.2%

LOAN PURPOSE                                                    PERCENT OF LOAN
                                                                ---------------
Purchase                                                                    7.7%
Refinance - Rate/Term                                                       9.2%
Refinance - Cashout                                                        83.1%

PROPERTY TYPE                                                   PERCENT OF LOAN
                                                                ---------------
Single Family Detached                                                     78.8%
Two- to Four-family Dwelling                                               10.0%
Planned Unit Development                                                    4.2%
Condominium                                                                 4.0%
Cooperative Unit                                                            0.1%
Manufactured Housing                                                        2.2%
Small Mixed Use                                                             0.8%

Notes:

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                     GROUP I

                              CURRENT MORTGAGE RATE

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
CURRENT MORTGAGE RATES                   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
5.500% to 5.999%                                      8            $1,495,156          0.5%
6.000% to 6.499%                                    273            44,187,990         14.3
6.500% to 6.999%                                    418            65,334,519         21.2
7.000% to 7.499%                                    288            40,310,879         13.1
7.500% to 7.999%                                    438            57,193,934         18.6
8.000% to 8.499%                                    302            34,891,037         11.3
8.500% to 8.999%                                    344            33,994,132         11.0
9.000% to 9.499%                                    172            13,483,232          4.4
9.500% to 9.999%                                    135            10,550,930          3.4
10.000% to 10.499%                                   47             2,863,582          0.9
10.500% to 10.999%                                   37             2,485,024          0.8
11.000% to 11.499%                                   13               715,841          0.2
11.500% to 11.999%                                    6               333,395          0.1
12.000% to 12.499%                                    3               150,324          0.0
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

Mortgage Rates Range is from: 5.950% to 12.400%
Weighted Average is: 7.603%

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
REMAINING TERM (MONTHS)                  MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
49 to 60                                              2              $127,308          0.0%
61 to 72                                              1                28,783          0.0
73 to 84                                              4               201,330          0.1
85 to 96                                              5               350,271          0.1
109 to 120                                           59             3,626,253          1.2
133 to 144                                            4               186,291          0.1
145 to 156                                            2               320,661          0.1
169 to 180                                          653            71,754,566         23.3
181 to 192                                            1               108,313          0.0
193 to 204                                            2               303,092          0.1
205 to 216                                            3               329,270          0.1
229 to 240                                          373            42,196,210         13.7
265 to 276                                            1               112,875          0.0
289 to 300                                           12             1,503,206          0.5
301 to 312                                            2               214,598          0.1
313 to 324                                            1               100,634          0.0
349 to 360                                        1,359           186,526,314         60.6
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

Remaining Term Range is from (Months): 58 to 360
Weighted Average is (Months): 295


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                    NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
LOAN PRINCIPAL BALANCES                  MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
$100,000 or Less                                  1,180           $74,295,208         24.1%
$100,001 to $150,000                                514            63,987,966         20.8
$150,001 to $200,000                                410            70,752,496         23.0
$200,001 to $250,000                                224            50,015,095         16.2
$250,001 to $300,000                                 89            23,981,632          7.8
$300,001 to $350,000                                 40            13,029,261          4.2
$350,001 to $400,000                                 13             4,853,361          1.6
$400,001 to $450,000                                  7             3,050,997          1.0
$450,001 to $500,000                                  4             1,944,058          0.6
$550,001 to $600,000                                  1               558,975          0.2
$650,001 to $700,000                                  1               663,906          0.2
$850,001 to $900,000                                  1               857,019          0.3
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

Original Mortgage Loan Principal Balance Range is from: $9,600 to $857,500 Average is: $124,294

                              PRODUCT TYPE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
PRODUCT TYPE SUMMARY                     MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
5 to 9 Year Fixed Rate Mortgage Loan                 12              $707,692          0.2%
10 to 14 Year Fixed Rate Mortgage Loan               65             4,133,205          1.3
15 to 19 Year Fixed Rate Mortgage Loan              384            35,196,020         11.4
20 to 24 Year Fixed Rate Mortgage Loan              374            42,309,085         13.7
25 to 29 Year Fixed Rate Mortgage Loan               15             1,818,437          0.6
30 Year Fixed Rate Mortgage Loan                  1,359           186,526,314         60.6
Balloon Loan                                        275            37,299,221         12.1
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

                          PREPAYMENT PENALTIES SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
PREPAYMENT PENALTY SUMMARY               MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
None                                                281           $35,295,900         11.5%
12 Months                                           153            27,769,218          9.0
24 Months                                             4               489,504          0.2
36 Months                                           517            66,474,869         21.6
60 Months                                         1,529           177,960,483         57.8
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                     GROUP I

                               STATE DISTRIBUTIONS

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
STATES                                   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
Arizona                                              41            $3,811,048          1.2%
Arkansas                                             21             1,546,387          0.5
California                                          401            73,792,949         24.0
Colorado                                             52             7,223,786          2.3
Connecticut                                          43             5,473,141          1.8
Delaware                                             20             2,128,791          0.7
District of Columbia                                 13             2,848,507          0.9
Florida                                             413            43,549,389         14.1
Idaho                                                 3               234,803          0.1
Illinois                                             56             6,454,051          2.1
Indiana                                              97             8,214,325          2.7
Iowa                                                  6               356,868          0.1
Kansas                                               12               619,314          0.2
Kentucky                                             21             1,687,318          0.5
Louisiana                                            50             4,034,701          1.3
Maine                                                 6               669,160          0.2
Maryland                                             52             6,563,593          2.1
Massachusetts                                        44             7,936,069          2.6
Michigan                                             85             7,643,279          2.5
Minnesota                                            20             2,790,191          0.9
Mississippi                                          34             2,170,104          0.7
Missouri                                             51             3,770,284          1.2
Montana                                               3               335,476          0.1
Nebraska                                              1                77,558          0.0
Nevada                                               18             2,212,782          0.7
New Hampshire                                        28             4,580,475          1.5
New Jersey                                          126            18,307,061          5.9
New Mexico                                           11             1,017,532          0.3
New York                                            210            35,559,280         11.5
North Carolina                                       18             1,294,196          0.4
North Dakota                                          1                84,729          0.0
Ohio                                                 78             6,432,719          2.1
Oklahoma                                             27             2,278,823          0.7
Oregon                                               26             3,278,584          1.1
Pennsylvania                                        120            10,114,732          3.3
Rhode Island                                          7               973,766          0.3
South Carolina                                       38             3,468,495          1.1
Tennessee                                            94             6,985,129          2.3
Texas                                                 7               464,318          0.2
Utah                                                  6               577,488          0.2
Virginia                                             67             9,420,817          3.1
Washington                                           29             4,508,664          1.5
West Virginia                                         6               434,038          0.1
Wisconsin                                            22             2,065,256          0.7
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                     GROUP I

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
50.00% or Less                                      288           $25,186,812          8.2%
50.01% to 55.00%                                     94            11,486,130          3.7
55.01% to 60.00%                                    132            16,354,172          5.3
60.01% to 65.00%                                    176            22,298,040          7.2
65.01% to 70.00%                                    304            39,941,513         13.0
70.01% to 75.00%                                    282            36,037,737         11.7
75.01% to 80.00%                                    494            66,317,460         21.5
80.01% to 85.00%                                    334            41,712,646         13.5
85.01% to 90.00%                                    302            39,782,025         12.9
90.01% to 95.00%                                     78             8,873,440          2.9
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

Loan-to-Value Ratios Range is from: 9.38% to 95.00%
Weighted Average is: 73.19%

                            MORTGAGE LOAN AGE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE LOAN AGE (MONTHS)               MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
0                                                     3              $319,200          0.1%
1                                                   912           110,732,466         36.0
2                                                 1,150           140,845,842         45.7
3                                                   375            50,909,666         16.5
4                                                    22             2,612,377          0.8
5                                                    12             1,343,906          0.4
6                                                     6               742,981          0.2
7                                                     2               370,582          0.1
8                                                     2               112,953          0.0
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

Weighted Average Age is (Months): 2


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                     GROUP I

                              CREDIT SCORE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
CREDIT SCORES                            MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
Not Scored                                            3              $409,531          0.1%
493 to 500                                            4               513,819          0.2
501 to 550                                          351            34,776,305         11.3
551 to 600                                          541            60,786,024         19.7
601 to 650                                          720            89,045,344         28.9
651 to 700                                          554            78,531,841         25.5
701 to 750                                          226            33,477,788         10.9
751 to 800                                           81            10,167,054          3.3
801 to 813                                            4               282,267          0.1
                                                  -----          ------------        -----
TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----

Credit Score Range is from: 493 to 813
Weighted Average is (scored loans only): 632

                              CREDIT GRADE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
CREDIT GRADE                             MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                              613           $94,535,337         30.7%
AO                                                  636            79,541,779         25.8
A-                                                  103            12,082,348          3.9
B                                                    97             9,858,395          3.2
B-                                                   15             1,450,541          0.5
C                                                    27             2,007,912          0.7
C-                                                    2               180,548          0.1
                                                  -----          ------------        -----
SUB-TOTAL:                                        1,493          $199,656,861         64.8%
                                                  -----          ------------        -----

CMMC CALL CENTER UNDERWRITING:

A1                                                  438           $49,932,164         16.2%
A2                                                  340            37,827,166         12.3
B1                                                  180            18,089,690          5.9
B2                                                   33             2,484,094          0.8
                                                  -----          ------------        -----
SUB-TOTAL:                                          991          $108,333,114         35.2%
                                                  -----          ------------        -----

TOTAL:                                            2,484          $307,989,974        100.0%
                                                  -----          ------------        -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                    GROUP II

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance            $442,755,333
Aggregate Original Principal Balance               $443,654,959
Number of Mortgage Loans                                  2,841

                                                    AVERAGE (1)    MINIMUM     MAXIMUM
                                                    -----------    -------     -------
Original Principal Balance                             $156,162    $15,000    $865,000
Outstanding Principal Balance                          $155,845    $14,984    $811,586

                                            WEIGHTED AVERAGE (2)   MINIMUM     MAXIMUM
                                            --------------------   -------     -------
Original Term (mos)                                         360        120         360
Stated Remaining Term (mos)                                 358        118         359
Expected Remaining Term (mos)                               357        118         359
Loan Age (mos)                                                2          1          15
Current Interest Rate                                     7.692%     5.750%     12.375%
Initial Interest Rate Cap                                 3.000%     3.000%      3.000%
Periodic Rate Cap                                         1.471%     1.000%      1.500%
Gross Margin                                              5.678%     1.650%      9.500%
Maximum Mortgage Rate                                    14.692%    12.750%     19.375%
Minimum Mortgage Rate                                     7.709%     5.750%     12.375%
Months to Roll                                               37          9          59
Original Loan-to-Value                                    76.90%      7.02%      95.00%
Credit Score (3)                                            603        494         799

                                                       EARLIEST     LATEST
                                                       --------     ------
Origination Date                                        12/2001    02/2003
Maturity Date                                           02/2013    03/2033

LIEN POSITION                                             PERCENT OF LOAN GROUP
                                                          ---------------------
First Lien                                                                100.0%

OCCUPANCY                                                 PERCENT OF LOAN GROUP
                                                          ---------------------
Owner-occupied                                                             93.4%
Second Home                                                                 0.0%
Investment                                                                  6.6%

DOCUMENTATION                                             PERCENT OF LOAN GROUP
                                                          ---------------------
Full Documentation                                                         64.0%
24 Month Bank Statement                                                     9.3%
Reduced Documentation                                                       2.4%
Stated Income                                                              24.2%

YEAR OF ORIGINATION                                             PERCENT OF LOAN
                                                                ---------------
2001                                                                        0.0%
2002                                                                       23.0%
2003                                                                       77.0%

LOAN PURPOSE                                                    PERCENT OF LOAN
                                                                ---------------
Purchase                                                                   18.6%
Refinance - Rate/Term                                                       9.1%
Refinance - Cashout                                                        72.2%

PROPERTY TYPE                                                   PERCENT OF LOAN
                                                                ---------------
Single Family Detached                                                     77.7%
Two- to Four-Family Dwelling                                               10.2%
Planned Unit Development                                                    5.3%
Condominium                                                                 4.8%
Manufactured Housing                                                        1.9%
Cooperative Unit                                                            0.1%


(1)   Weighted by Outstanding Principal Balance.

(2)   Sum of Principal Balance divided by total number of loans.

(3)   Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                    GROUP II

                             CURRENT MORTGAGE RATES

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
CURRENT MORTGAGE RATES                   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
5.500% to 5.999%                                    109           $22,166,899          5.0%
6.000% to 6.499%                                    157            30,116,232          6.8
6.500% to 6.999%                                    391            75,650,318         17.1
7.000% to 7.499%                                    347            59,402,782         13.4
7.500% to 7.999%                                    578            95,645,940         21.6
8.000% to 8.499%                                    372            52,879,065         11.9
8.500% to 8.999%                                    448            58,451,245         13.2
9.000% to 9.499%                                    208            25,245,459          5.7
9.500% to 9.999%                                    142            14,876,626          3.4
10.000% to 10.499%                                   53             4,721,241          1.1
10.500% to 10.999%                                   23             2,536,654          0.6
11.000% to 11.499%                                    8               537,067          0.1
11.500% to 11.999%                                    4               335,013          0.1
12.000% to 12.499%                                    1               190,790          0.0
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

Mortgage Rates Range is from: 5.750% to 12.375%
Weighted Average is: 7.692%

                       REMAINING MONTHS TO STATED MATURITY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
REMAINING TERM (MONTHS)                  MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
109 to 120                                            1               $36,889          0.0%
181 to 192                                            1                74,439          0.0
229 to 240                                            9               975,367          0.2
289 to 300                                            2               192,189          0.0
325 to 336                                            1               119,840          0.0
337 to 348                                            2               187,765          0.0
349 to 360                                        2,825           441,168,844         99.6
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

Remaining Term Range is from (Months): 118 to 359
Weighted Average is (Months): 358


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                    NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
LOAN PRINCIPAL BALANCES                  MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
$100,000 or Less                                    890           $59,190,503         13.4%
$100,001 to $150,000                                667            84,006,749         19.0
$150,001 to $200,000                                584           100,807,851         22.8
$200,001 to $250,000                                317            70,741,752         16.0
$250,001 to $300,000                                166            45,201,380         10.2
$300,001 to $350,000                                104            33,876,644          7.7
$350,001 to $400,000                                 58            21,800,900          4.9
$400,001 to $450,000                                 19             8,088,332          1.8
$450,001 to $500,000                                 28            13,583,473          3.1
$600,001 to $650,000                                  2             1,278,688          0.3
$650,001 to $700,000                                  4             2,709,995          0.6
$800,001 to $850,000                                  1               811,586          0.2
$850,001 to $900,000                                  1               657,480          0.1
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

Original Mortgage Loan Principal Balance Range is from: $15,000 to $865,000 Average is: $156,162

                              PRODUCT TYPE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
PRODUCT TYPE SUMMARY                     MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
2/28 LIBOR Loan                                   1,277          $193,133,542         43.6%
3/27 LIBOR Loan                                     605           101,067,998         22.8
5/25 LIBOR Loan                                     959           148,553,793         33.6
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

                          PREPAYMENT PENALTIES SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
PREPAYMENT PENALTY SUMMARY               MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
None                                              1,057          $167,102,318         37.7%
12 Months                                            22             3,338,042          0.8
24 Months                                           346            59,202,030         13.4
36 Months                                         1,039           164,330,151         37.1
60 Months                                           377            48,782,793         11.0
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 37 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                    GROUP II

                               STATE DISTRIBUTIONS

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
STATES                                   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
Arizona                                              84            $9,273,006          2.1%
Arkansas                                             10               411,485          0.1
California                                          501           109,874,627         24.8
Colorado                                            114            20,369,962          4.6
Connecticut                                          47             9,911,339          2.2
Delaware                                              9             1,086,681          0.2
District of Columbia                                 18             3,776,235          0.9
Florida                                             181            23,646,189          5.3
Hawaii                                                1               243,411          0.1
Idaho                                                 2               213,511          0.0
Illinois                                            151            23,970,498          5.4
Indiana                                              47             3,783,971          0.9
Iowa                                                  7               447,777          0.1
Kansas                                               17             1,840,119          0.4
Kentucky                                             19             2,055,011          0.5
Louisiana                                            13             1,504,385          0.3
Maine                                                 8             1,205,044          0.3
Maryland                                             41             6,974,378          1.6
Massachusetts                                        73            15,747,782          3.6
Michigan                                            265            30,675,757          6.9
Minnesota                                            82            13,424,183          3.0
Mississippi                                           8               787,937          0.2
Missouri                                            167            14,863,904          3.4
Montana                                               2               286,513          0.1
Nebraska                                              6               467,333          0.1
Nevada                                               38             5,985,933          1.4
New Hampshire                                        24             3,922,063          0.9
New Jersey                                          164            31,142,377          7.0
New Mexico                                           16             2,191,940          0.5
New York                                            202            39,125,393          8.8
North Carolina                                       41             4,571,281          1.0
Ohio                                                 48             4,836,712          1.1
Oklahoma                                              5               739,787          0.2
Oregon                                               30             5,024,410          1.1
Pennsylvania                                         77             7,214,797          1.6
Rhode Island                                          9             1,340,844          0.3
South Carolina                                       29             3,201,914          0.7
Tennessee                                            46             4,174,063          0.9
Texas                                                22             2,634,470          0.6
Utah                                                  8             1,382,690          0.3
Vermont                                               8               760,139          0.2
Virginia                                             42             7,427,869          1.7
Washington                                           47             7,849,102          1.8
West Virginia                                         4               418,085          0.1
Wisconsin                                           107            11,818,538          2.7
Wyoming                                               1               151,890          0.0
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                    GROUP II

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
50.00% or Less                                      118           $15,564,918          3.5%
50.01% to 55.00%                                     51             8,674,714          2.0
55.01% to 60.00%                                     90            14,949,989          3.4
60.01% to 65.00%                                    153            24,621,917          5.6
65.01% to 70.00%                                    280            43,562,901          9.8
70.01% to 75.00%                                    382            56,616,634         12.8
75.01% to 80.00%                                    835           135,109,315         30.5
80.01% to 85.00%                                    452            73,711,601         16.6
85.01% to 90.00%                                    423            62,454,524         14.1
90.01% to 95.00%                                     57             7,488,820          1.7
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

Loan-to-Value Ratios Range is from: 7.02% to 95.00%
Weighted Average is: 76.90%

                            MORTGAGE LOAN AGE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE LOAN AGE (MONTHS)               MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
1                                                   944          $149,430,963         33.8%
2                                                 1,247           189,791,566         42.9
3                                                   580            93,440,405         21.1
4                                                    24             3,023,658          0.7
5                                                    19             3,082,083          0.7
6                                                     9             2,002,602          0.5
7                                                     6               668,479          0.2
8                                                     7               903,226          0.2
9                                                     3               224,587          0.1
14                                                    1               151,610          0.0
15                                                    1                36,155          0.0
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

Weighted Average Age is (Months): 2

                              CREDIT SCORE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
CREDIT SCORES                            MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
Not Scored                                           13            $1,028,980          0.2%
494 to 500                                           11             1,641,168          0.4
501 to 550                                          753           107,811,768         24.4
551 to 600                                          816           118,301,169         26.7
601 to 650                                          683           111,281,120         25.1
651 to 700                                          383            68,869,403         15.6
701 to 750                                          148            27,126,972          6.1
751 to 799                                           34             6,694,751          1.5
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

Credit Score Range is from: 494 to 799
Weighted Average is (scored loans only): 603


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                    GROUP II

                              CREDIT GRADE SUMMARY

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
CREDIT GRADE                             MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
CMMC WHOLESALE/RETAIL
UNDERWRITING:
A Star                                              509           $96,442,371         21.8%
AO                                                1,278           201,252,524         45.5
A-                                                  301            47,961,556         10.8
B                                                   324            44,295,946         10.0
B-                                                   89            10,626,581          2.4
C                                                   156            16,751,392          3.8
C-                                                    2               141,309          0.0
                                                  -----          ------------        -----
SUB-TOTAL:                                        2,659          $417,471,680         94.3%
                                                  -----          ------------        -----

CMMC CALL CENTER
UNDERWRITING:

A1                                                   43            $5,777,881          1.3%
A2                                                   70            10,372,338          2.3
B1                                                   52             6,769,219          1.5
B2                                                   16             2,173,425          0.5
C1                                                    1               190,790          0.0
                                                  -----          ------------        -----
SUB-TOTAL:                                          182           $25,283,653          5.7%
                                                  -----          ------------        -----

TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

                             MAXIMUM MORTGAGE RATES

RANGE OF MAXIMUM MORTGAGE                     NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
RATES                                    MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
12.500% to 12.999%                                  109           $22,166,899          5.0%
13.000% to 13.499%                                  157            30,116,232          6.8
13.500% to 13.999%                                  391            75,650,318         17.1
14.000% to 14.499%                                  347            59,402,782         13.4
14.500% to 14.999%                                  578            95,645,940         21.6
15.000% to 15.499%                                  372            52,879,065         11.9
15.500% to 15.999%                                  448            58,451,245         13.2
16.000% to 16.499%                                  208            25,245,459          5.7
16.500% to 16.999%                                  142            14,876,626          3.4
17.000% to 17.499%                                   53             4,721,241          1.1
17.500% to 17.999%                                   23             2,536,654          0.6
18.000% to 18.499%                                    8               537,067          0.1
18.500% to 18.999%                                    4               335,013          0.1
19.000% to 19.499%                                    1               190,790          0.0
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----

Maximum Mortgage Rate Range is from: 12.750% to 19.375%
Weighted Average is: 14.692%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2
                                    GROUP II

                              NEXT ADJUSTMENT DATE

                                              NUMBER OF   AGGREGATE PRINCIPAL   PERCENT OF
NEXT ADJUSTMENT DATE                     MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
January 2004                                          1               $36,155          0.0%
February 2004                                         1               151,610          0.0
July 2004                                             2                97,884          0.0
August 2004                                           4               457,786          0.1
September 2004                                        4               503,438          0.1
October 2004                                          5             1,332,699          0.3
November 2004                                         8             1,513,727          0.3
December 2004                                        10               934,393          0.2
January 2005                                        253            38,579,445          8.7
February 2005                                       579            88,205,890         19.9
March 2005                                          410            61,320,517         13.8
July 2005                                             1               126,703          0.0
August 2005                                           1               151,643          0.0
September 2005                                        1                63,357          0.0
November 2005                                         5               613,765          0.1
December 2005                                         1                99,636          0.0
January 2006                                        126            21,093,521          4.8
February 2006                                       254            39,640,984          9.0
March 2006                                          216            39,278,389          8.9
August 2007                                           2               293,797          0.1
September 2007                                        1               101,685          0.0
October 2007                                          4               669,903          0.2
November 2007                                         8             1,315,911          0.3
December 2007                                        11             1,628,310          0.4
January 2008                                        243            38,808,063          8.8
February 2008                                       420            64,050,873         14.5
March 2008                                          270            41,685,251          9.4
                                                  -----          ------------        -----
TOTAL:                                            2,841          $442,755,333        100.0%
                                                  -----          ------------        -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                             GROUP I MORTGAGE LOANS

                                                                                      NUMBER OF
                                                           ORIGINAL                   MONTHS TO
                                 NET        ORIGINAL     AMORTIZATION    REMAINING    PREPAYMENT
    CURRENT        MORTGAGE    MORTGAGE       TERM           TERM          TERM        PENALTY
    BALANCE          RATE        RATE      (IN MONTHS)   (IN MONTHS)    (IN MONTHS)   EXPIRATION
---------------    --------    --------    -----------   ------------   -----------   ----------
  $8,506,299.49       8.265%      7.755%           180            360           178            0
  $4,857,011.01       8.231%      7.721%           180            360           178           10
    $110,465.79       9.250%      8.740%           180            360           179           23
 $12,471,479.14       7.714%      7.204%           180            360           178           34
 $18,863,708.53       7.437%      6.927%           180            360           178           58
    $391,666.25       8.439%      7.929%           120            120           118            0
    $288,421.13       8.063%      7.553%           120            120           118           10
    $585,023.32       6.522%      6.012%           120            120           118           34
  $3,941,421.16       7.709%      7.199%           112            112           110           58
  $4,827,253.16       7.796%      7.286%           180            180           178            0
  $5,755,274.89       7.731%      7.221%           180            180           178           10
     $98,624.62       9.875%      9.365%           180            180           178           22
 $10,015,326.36       7.318%      6.808%           180            180           178           34
 $21,305,051.30       7.466%      6.956%           179            179           177           58
  $5,726,023.40       8.068%      7.558%           239            239           238            0
  $2,134,760.12       7.746%      7.236%           240            240           238           10
  $1,523,268.88       7.232%      6.722%           240            240           238           34
 $42,197,650.84       7.646%      7.136%           239            239           238           58
 $22,951,056.98       8.278%      7.768%           359            359           357            0
 $20,324,744.53       7.570%      7.060%           359            359           357           10
    $378,969.47       8.109%      7.599%           360            360           357           21
 $55,263,675.62       7.248%      6.738%           360            360           358           34
$127,482,824.01       7.578%      7.068%           359            359           357           58

                             GROUP II MORTGAGE LOANS



                                NET        ORIGINAL      REMAINING
    CURRENT       MORTGAGE    MORTGAGE       TERM          TERM       GROSS     INITIAL RATE    PERIODIC
    BALANCE         RATE        RATE      (IN MONTHS)   (IN MONTHS)   MARGIN     CHANGE CAP       CAP
---------------   --------    --------    -----------   -----------   ------    ------------    --------
$117,363,056.53      8.160%      7.650%           360           358    5.441%          3.000%      1.500%
    $951,890.65      7.886%      7.376%           360           358    3.814%          3.000%      1.500%
 $69,072,403.89      7.541%      7.031%           360           358    6.021%          3.000%      1.500%
 $37,360,231.66      7.647%      7.137%           360           358    6.096%          3.000%      1.500%
  $6,442,805.33      8.163%      7.653%           360           357    6.123%          3.000%      1.500%
  $7,860,040.38      8.352%      7.842%           359           357    5.431%          3.000%      1.434%
  $1,684,654.37      7.711%      7.201%           360           358    3.778%          3.000%      1.000%
  $1,370,266.97      7.038%      6.528%           360           359    5.673%          3.000%      1.500%
$107,472,027.89      7.282%      6.772%           360           358    5.858%          3.000%      1.500%
  $2,596,395.72      8.376%      7.866%           359           357    5.737%          3.000%      1.279%
 $74,806,630.25      7.851%      7.341%           360           358    5.440%          3.000%      1.476%
  $1,359,255.87      8.209%      7.699%           360           358    4.733%          3.000%      1.143%
    $425,082.47      7.137%      6.627%           360           359    6.100%          3.000%      1.500%
 $51,879,047.10      7.155%      6.645%           360           358    5.969%          3.000%      1.500%
 $49,356,210.92      7.846%      7.336%           357           355    5.213%          3.000%      1.279%

                                                                                   NUMBER OF
                                           RATE       MONTHS UNTIL                 MONTHS TO
                                          CHANGE       NEXT RATE                   PREPAYMENT
    CURRENT       MAXIMUM    MINIMUM     FREQUENCY     ADJUSTMENT                   PENALTY
    BALANCE        RATE       RATE      (IN MONTHS)       DATE          INDEX      EXPIRATION
---------------   -------    -------    -----------   ------------   -----------   ----------
$117,363,056.53    15.160%     8.167%             6             22   6 Mo. LIBOR            0
    $951,890.65    14.886%     7.886%             6             22   6 Mo. LIBOR           10
 $69,072,403.89    14.541%     7.545%             6             22   6 Mo. LIBOR           22
 $37,360,231.66    14.647%     7.674%             6             22   6 Mo. LIBOR           34
  $6,442,805.33    15.163%     8.163%             6             21   6 Mo. LIBOR           57
  $7,860,040.38    15.352%     8.352%             6             34   6 Mo. LIBOR            0
  $1,684,654.37    14.711%     7.711%             6             34   6 Mo. LIBOR           10
  $1,370,266.97    14.038%     7.038%             6             35   6 Mo. LIBOR           23
$107,472,027.89    14.282%     7.309%             6             34   6 Mo. LIBOR           34
  $2,596,395.72    15.376%     8.376%             6             34   6 Mo. LIBOR           58
 $74,806,630.25    14.851%     7.851%             6             58   6 Mo. LIBOR            0
  $1,359,255.87    15.209%     8.209%             6             58   6 Mo. LIBOR           10
    $425,082.47    14.137%     7.137%             6             59   6 Mo. LIBOR           23
 $51,879,047.10    14.155%     7.208%             6             58   6 Mo. LIBOR           34
 $49,356,210.92    14.846%     7.869%             6             58   6 Mo. LIBOR           58


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

               AVAILABLE FUNDS    AVAILABLE FUNDS                   AVAILABLE FUNDS    AVAILABLE FUNDS
PAYMENT DATE       CAP (1) (2)        CAP (1) (3)    PAYMENT DATE       CAP (1) (2)        CAP (1) (3)
------------   ---------------    ---------------    ------------   ---------------    ---------------
    05/25/03             7.229%             7.229%       03/25/06             7.338%            10.697%
    06/25/03             7.230%             7.230%       04/25/06             7.344%            10.714%
    07/25/03             7.230%             7.230%       05/25/06             7.350%            10.723%
    08/25/03             7.231%             7.231%       06/25/06             7.317%            10.676%
    09/25/03             7.231%             7.231%       07/25/06             7.322%            10.684%
    10/25/03             7.232%             7.232%       08/25/06             7.327%            10.704%
    11/25/03             7.233%             7.233%       09/25/06             7.332%            11.487%
    12/25/03             7.234%             7.234%       10/25/06             7.338%            11.501%
    01/25/04             7.235%             7.235%       11/25/06             7.343%            11.510%
    02/25/04             7.237%             7.237%       12/25/06             7.349%            11.520%
    03/25/04             7.238%             7.238%       01/25/07             7.355%            11.531%
    04/25/04             7.240%             7.240%       02/25/07             7.362%            11.542%
    05/25/04             7.241%             7.241%       03/25/07             7.368%            11.895%
    06/25/04             7.243%             7.243%       04/25/07             7.375%            11.910%
    07/25/04             7.245%             7.245%       05/25/07             7.382%            11.923%
    08/25/04             7.247%             7.247%       06/25/07             7.389%            11.935%
    09/25/04             7.249%             7.249%       07/25/07             7.397%            11.949%
    10/25/04             7.250%             7.250%       08/25/07             7.405%            11.962%
    11/25/04             7.252%             7.252%       09/25/07             7.413%            12.212%
    12/25/04             7.255%             7.255%       10/25/07             7.422%            12.230%
    01/25/05             7.257%             7.257%       11/25/07             7.431%            12.245%
    02/25/05             7.259%             7.293%       12/25/07             7.440%            12.262%
    03/25/05             7.269%             8.587%       01/25/08             7.450%            12.278%
    04/25/05             7.275%             8.596%       02/25/08             7.460%            12.296%
    05/25/05             7.283%             8.605%       03/25/08             7.478%            13.346%
    06/25/05             7.291%             8.615%       04/25/08             7.489%            13.368%
    07/25/05             7.295%             8.621%       05/25/08             7.500%            13.388%
    08/25/05             7.299%             8.644%       06/25/08             7.512%            13.409%
    09/25/05             7.303%             9.297%       07/25/08             7.524%            13.430%
    10/25/05             7.308%             9.303%       08/25/08             7.537%            13.453%
    11/25/05             7.312%             9.310%       09/25/08             7.551%            13.969%
    12/25/05             7.317%             9.317%       10/25/08             7.564%            13.995%
    01/25/06             7.322%             9.324%       11/25/08             7.579%            14.021%
    02/25/06             7.327%             9.349%

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Group II Offered Certificates as of the first day of the applicable Accrual Period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.22%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00%.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                             PRICE/CBE YIELD TABLE (TO 10% CALL)

PREPAYMENT SPEED          0%              80%             100%             150%             200%
-----------------   -------------    -------------    -------------    -------------    -------------
CLASS IA-1
100-00 Price                1.845%           1.749%           1.729%           1.685%           1.647%
WAL                          8.32             1.12             0.95             0.71             0.58
Modified Duration            7.48             1.10             0.93             0.70             0.58
Principal Window    May03 - Jan18    May03 - May05    May03 - Jan05    May03 - Jul04    May03 - Apr04

CLASS IA-2
100-00 Price                2.306%           2.252%           2.239%           2.206%           2.174%
WAL                         14.84             2.43             2.00             1.40             1.09
Modified Duration           12.44             2.34             1.94             1.37             1.07
Principal Window    Jan18 - Feb18    May05 - Jan06    Jan05 - Jul05    Jul04 - Nov04    Apr04 - Jul04

CLASS IA-3
100-00 Price                2.909%           2.867%           2.854%           2.823%           2.792%
WAL                         18.04             3.72             3.00             2.02             1.53
Modified Duration           13.83             3.48             2.83             1.94             1.48
Principal Window    Feb18 - Dec24    Jan06 - Mar08    Jul05 - Mar07    Nov04 - Oct05    Jul04 - Feb05

CLASS IA-4
100-00 Price                4.035%           4.005%           3.993%           3.959%           3.923%
WAL                         24.11             6.51             5.00             3.08             2.19
Modified Duration           15.17             5.61             4.44             2.85             2.06
Principal Window    Dec24 - Aug29    Mar08 - Apr12    Mar07 - Sep09    Oct05 - Mar07    Feb05 - Oct05

CLASS IA-5
100-00 Price                5.479%           5.461%           5.452%           5.425%           5.385%
WAL                         27.49            11.25             8.88             5.33             3.41
Modified Duration           13.95             8.21             6.86             4.50             3.03
Principal Window    Aug29 - Jan31    Apr12 - Dec14    Sep09 - Nov12    Mar07 - Sep09    Oct05 - Dec07

CLASS IA-6
100-00 Price                4.386%           4.374%           4.372%           4.364%           4.352%
WAL                          9.50             6.97             6.69             5.64             4.54
Modified Duration            7.59             5.84             5.64             4.89             4.03
Principal Window    May06 - Aug14    May06 - Nov12    May06 - Sep12    Jul06 - Sep09    Oct06 - Dec07

CLASS IM-1
100-00 Price                5.336%           5.305%           5.295%           5.271%           5.257%
WAL                         23.14             7.82             6.39             4.47             3.78
Modified Duration           12.93             6.14             5.21             3.86             3.34
Principal Window    Nov18 - Jan31    Mar07 - Dec14    Jun06 - Nov12    Jun06 - Sep09    Aug06 - Dec07

CLASS IM-2
100-00 Price                5.739%           5.706%           5.695%           5.669%           5.651%
WAL                         23.14             7.82             6.39             4.44             3.67
Modified Duration           12.44             6.03             5.13             3.80             3.22
Principal Window    Nov18 - Jan31    Mar07 - Dec14    Jun06 - Nov12    May06 - Sep09    Jun06 - Dec07

CLASS IB
100-00 Price                6.556%           6.513%           6.499%           6.466%           6.446%
WAL                         22.12             6.97             5.68             3.98             3.36
Modified Duration           11.33             5.35             4.55             3.39             2.93
Principal Window    Nov18 - Jan31    Mar07 - Dec14    Jun06 - Nov12    May06 - Sep09    May06 - Dec07

CLASS IIA-1
100-00 Price                2.009%           1.899%           1.878%           1.832%           1.793%
WAL                         11.41             1.11             0.95             0.72             0.59
Modified Duration            9.90             1.09             0.93             0.70             0.58
Principal Window    May03 - Oct21    May03 - Mar05    May03 - Dec04    May03 - Jun04    May03 - Mar04


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                            DISCOUNT MARGIN TABLE (TO 10% CALL)

PREPAYMENT SPEED          0%              80%             100%             150%             200%
-----------------   -------------    -------------    -------------    -------------    -------------
CLASS IIA-2
100-00 Price                   30               30               30               30               30
WAL                         24.59             3.99             3.14             1.87             1.52
Principal Window    Oct21 - Nov31    Mar05 - May10    Dec04 - Nov08    Jun04 - Feb06    Mar04 - Feb05

CLASS IIM-1
100-00 Price                   65               65               65               65               65
WAL                         26.23             4.86             4.15             3.09             1.84
Principal Window    May25 - Nov31    Jun06 - May10    Aug06 - Nov08    Feb06 - Jun06    Feb05 - Feb05

CLASS IIM-2
100-00 Price                  170              170              170              170              170
WAL                         26.23             4.84             4.05             3.18             1.84
Principal Window    May25 - Nov31    May06 - May10    Jun06 - Nov08    Jun06 - Jun06    Feb05 - Feb05

CLASS IIB
100-00 Price                  275              275              275              275              275
WAL                         25.94             4.49             3.74             3.16             1.84
Principal Window    May25 - Nov31    May06 - May10    May06 - Nov08    May06 - Jun06    Feb05 - Feb05


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO MATURITY)

PREPAYMENT SPEED          0%              80%             100%             150%             200%
-----------------   -------------    -------------    -------------    -------------    -------------
CLASS IA-5
100-00 Price                5.484%           5.521%           5.525%           5.496%           5.390%
WAL                         28.13            13.47            10.87             6.33             3.44
Modified Duration           14.09             9.22             7.88             5.12             3.05
Principal Window    Aug29 - Jan33    Apr12 - Jun26    Sep09 - Nov22    Mar07 - Mar17    Oct05 - Nov08

CLASS IA-6
100-00 Price                4.386%           4.374%           4.372%           4.369%           4.367%
WAL                          9.50             6.97             6.69             6.25             5.99
Modified Duration            7.59             5.84             5.64             5.32             5.13
Principal Window    May06 - Aug14    May06 - Nov12    May06 - Sep12    Jul06 - Sep12    Oct06 - Jun13

CLASS IM-1
100-00 Price                5.336%           5.308%           5.298%           5.276%           5.262%
WAL                         23.32             8.32             6.86             4.79             4.01
Modified Duration           12.97             6.38             5.47             4.07             3.51
Principal Window    Nov18 - Jul32    Mar07 - Aug19    Jun06 - May17    Jun06 - Nov12    Aug06 - Mar10

CLASS IM-2
100-00 Price                5.739%           5.708%           5.697%           5.672%           5.655%
WAL                         23.26             8.14             6.66             4.62             3.80
Modified Duration           12.47             6.18             5.28             3.91             3.32
Principal Window    Nov18 - Feb32    Mar07 - Feb18    Jun06 - Sep15    May06 - Aug11    Jun06 - Apr09

CLASS IB
100-00 Price                6.556%           6.513%           6.499%           6.466%           6.446%
WAL                         22.12             6.97             5.68             3.99             3.36
Modified Duration           11.33             5.36             4.55             3.39             2.93
Principal Window    Nov18 - Mar31    Mar07 - Jun15    Jun06 - Mar13    May06 - Dec09    May06 - Feb08

                       DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED          0%              80%             100%             150%             200%
-----------------   -------------    -------------    -------------    -------------    -------------
CLASS IIA-2
100-00 Price                   30               32               32               30               30
WAL                         24.69             4.37             3.42             1.87             1.52
Principal Window    Oct21 - Feb33    Mar05 - Nov18    Dec04 - Jun15    Jun04 - Feb06    Mar04 - Feb05

CLASS IIM-1
100-00 Price                   65               67               67               75               65
WAL                         26.35             5.29             4.48             4.47             1.84
Principal Window    May25 - Nov32    Jun06 - Jan15    Aug06 - Jun12    Feb06 - May10    Feb05 - Feb05

CLASS IIM-2
100-00 Price                  170              174              174              184              170
WAL                         26.33             5.13             4.27             3.86             1.84
Principal Window    May25 - Sep32    May06 - Jun13    Jun06 - Mar11    Sep06 - Oct07    Feb05 - Feb05

CLASS IIB
100-00 Price                  275              276              275              279              275
WAL                         25.95             4.52             3.76             3.25             1.84
Principal Window    May25 - Mar32    May06 - Mar11    May06 - Jun09    May06 - Oct06    Feb05 - Feb05


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Comp utational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

CFAB0302 - CF - IA-1 - 1 - LIBOR_1MO=1.30, LIBOR_6MO=1.22 16 HEP / 80 *CFARM

LIBOR_1MO=1.30, LIBOR_6MO=1.22
16 HEP / 80 *CFARMRAMP
CDR, % Sev, Adv 100%
Call (N)
LIBOR_1MO=1.305 . . .   LIBOR_6MO=1.278 . . .

PERIOD    DATE         PRINCIPAL         INTEREST         BALANCE        COUPON
Total               107,800,000.00    2,224,962.34

  0    22-Apr-03              0.00            0.00     107,800,000.00    0.000
  1    25-May-03      1,901,504.46      166,551.00     105,898,495.54    1.854
  2    25-Jun-03      2,410,914.57      163,613.18     103,487,580.97    1.854
  3    25-Jul-03      2,919,000.23      159,888.31     100,568,580.73    1.854
  4    25-Aug-03      3,423,692.99      155,378.46      97,144,887.74    1.854
  5    25-Sep-03      3,922,890.83      150,088.85      93,221,996.91    1.854
  6    25-Oct-03      4,414,470.83      144,027.99      88,807,526.09    1.854
  7    25-Nov-03      4,896,302.64      137,207.63      83,911,223.45    1.854
  8    25-Dec-03      5,365,707.61      129,642.84      78,545,515.84    1.854
  9    25-Jan-04      5,354,707.73      121,352.82      73,190,808.11    1.854
 10    25-Feb-04      5,273,867.02      113,079.80      67,916,941.09    1.854
 11    25-Mar-04      5,194,221.92      104,931.67      62,722,719.18    1.854
 12    25-Apr-04      5,115,754.94       96,906.60      57,606,964.24    1.854
 13    25-May-04      5,038,448.86       89,002.76      52,568,515.38    1.854
 14    25-Jun-04      4,962,286.68       81,218.36      47,606,228.70    1.854
 15    25-Jul-04      4,887,251.68       73,551.62      42,718,977.02    1.854
 16    25-Aug-04      4,813,327.35       66,000.82      37,905,649.67    1.854
 17    25-Sep-04      4,740,497.45       58,564.23      33,165,152.22    1.854
 18    25-Oct-04      4,668,745.96       51,240.16      28,496,406.26    1.854
 19    25-Nov-04      4,598,057.09       44,026.95      23,898,349.17    1.854
 20    25-Dec-04      4,528,415.29       36,922.95      19,369,933.88    1.854
 21    25-Jan-05      4,459,805.23       29,926.55      14,910,128.66    1.854
 22    25-Feb-05      4,392,211.80       23,036.15      10,517,916.85    1.854
 23    25-Mar-05      4,325,620.13       16,250.18       6,192,296.72    1.854
 24    25-Apr-05      4,260,015.53        9,567.10       1,932,281.19    1.854
 25    25-May-05      1,932,281.19        2,985.37               0.00    1.854

CFAB0302 - CF - IA-1 - 2 - LIBOR_1MO=1.30, LIBOR_6MO=1.22 20 HEP / 100 *CFAR

LIBOR_1MO=1.30, LIBOR_6MO=1.22
20 HEP / 100 *CFARMRAMP
CDR, % Sev, Adv 100%
Call (N)
LIBOR_1MO=1.305 . . .   LIBOR_6MO=1.278 . . .

PERIOD    DATE         PRINCIPAL         INTEREST          BALANCE      COUPON
Total               107,800,000.00    1,883,706.78

  0    22-Apr-03              0.00            0.00     107,800,000.00    0.000
  1    25-May-03      2,273,093.60      166,551.00     105,526,906.40    1.854
  2    25-Jun-03      2,915,119.30      163,039.07     102,611,787.10    1.854
  3    25-Jul-03      3,555,811.10      158,535.21      99,055,976.00    1.854
  4    25-Aug-03      4,191,919.74      153,041.48      94,864,056.27    1.854
  5    25-Sep-03      4,820,123.26      146,564.97      90,043,933.01    1.854
  6    25-Oct-03      5,437,051.20      139,117.88      84,606,881.80    1.854
  7    25-Nov-03      6,039,310.40      130,717.63      78,567,571.41    1.854
  8    25-Dec-03      6,622,798.60      121,386.90      71,944,772.81    1.854
  9    25-Jan-04      6,585,583.84      111,154.67      65,359,188.96    1.854
 10    25-Feb-04      6,459,007.35      100,979.95      58,900,181.61    1.854
 11    25-Mar-04      6,334,826.97       91,000.78      52,565,354.64    1.854
 12    25-Apr-04      6,212,997.76       81,213.47      46,352,356.89    1.854
 13    25-May-04      6,093,475.64       71,614.39      40,258,881.25    1.854
 14    25-Jun-04      5,976,217.33       62,199.97      34,282,663.92    1.854
 15    25-Jul-04      5,861,180.38       52,966.72      28,421,483.54    1.854
 16    25-Aug-04      5,748,323.11       43,911.19      22,673,160.42    1.854
 17    25-Sep-04      5,637,604.63       35,030.03      17,035,555.79    1.854
 18    25-Oct-04      5,528,984.81       26,319.93      11,506,570.98    1.854
 19    25-Nov-04      5,422,424.25       17,777.65       6,084,146.73    1.854
 20    25-Dec-04      5,317,884.33        9,400.01         766,262.40    1.854
 21    25-Jan-05        766,262.40        1,183.88               0.00    1.854

CFAB0302 - CF - IA-1 - 3 - LIBOR_1MO=1.30, LIBOR_6MO=1.22 25 HEP / 125 *CFAR

LIBOR_1MO=1.30, LIBOR_6MO=1.22
25 HEP / 125 *CFARMRAMP
CDR, % Sev, Adv 100%
Call (N)
LIBOR_1MO=1.305 . . .   LIBOR_6MO=1.278 . . .

PERIOD      DATE         PRINCIPAL         INTEREST         BALANCE       COUPON
Total                 107,800,000.00    1,600,445.73

   0     22-Apr-03              0.00            0.00     107,800,000.00   0.000
   1     25-May-03      2,743,555.69      166,551.00     105,056,444.31   1.854
   2     25-Jun-03      3,555,027.98      162,312.21     101,501,416.34   1.854
   3     25-Jul-03      4,365,474.17      156,819.69      97,135,942.17   1.854
   4     25-Aug-03      5,169,786.18      150,075.03      91,966,155.99   1.854
   5     25-Sep-03      5,962,701.51      142,087.71      86,003,454.48   1.854
   6     25-Oct-03      6,738,848.44      132,875.34      79,264,606.04   1.854
   7     25-Nov-03      7,492,795.46      122,463.82      71,771,810.58   1.854
   8     25-Dec-03      8,218,177.41      110,887.45      63,553,633.17   1.854
   9     25-Jan-04      8,133,150.75       98,190.36      55,420,482.42   1.854
  10     25-Feb-04      7,933,192.85       85,624.65      47,487,289.57   1.854
  11     25-Mar-04      7,738,099.46       73,367.86      39,749,190.11   1.854
  12     25-Apr-04      7,547,753.10       61,412.50      32,201,437.01   1.854
  13     25-May-04      7,362,039.13       49,751.22      24,839,397.88   1.854
  14     25-Jun-04      7,180,845.65       38,376.87      17,658,552.23   1.854
  15     25-Jul-04      7,004,063.46       27,282.46      10,654,488.78   1.854
  16     25-Aug-04      6,831,585.96       16,461.19       3,822,902.82   1.854
  17     25-Sep-04      3,822,902.82        5,906.38               0.00   1.854

CFAB0302 - CF - IA-1 - 4 - LIBOR_1MO=1.30, LIBOR_6MO=1.22 30 HEP / 150 *CFAR

LIBOR_1MO=1.30, LIBOR_6MO=1.22
30 HEP / 150 *CFARMRAMP
CDR, % Sev, Adv 100%
Call (N)
LIBOR_1MO=1.305 . . .   LIBOR_6MO=1.278 . . .

PERIOD     DATE         PRINCIPAL         INTEREST          BALANCE       COUPON
Total                107,800,000.00    1,404,175.92

  0     22-Apr-03              0.00            0.00     107,800,000.00    0.000
  1     25-May-03      3,220,847.57      166,551.00     104,579,152.43    1.854
  2     25-Jun-03      4,206,069.12      161,574.79     100,373,083.31    1.854
  3     25-Jul-03      5,191,034.08      155,076.41      95,182,049.23    1.854
  4     25-Aug-03      6,168,353.43      147,056.27      89,013,695.80    1.854
  5     25-Sep-03      7,130,355.52      137,526.16      81,883,340.28    1.854
  6     25-Oct-03      8,069,160.94      126,509.76      73,814,179.34    1.854
  7     25-Nov-03      8,976,765.96      114,042.91      64,837,413.38    1.854
  8     25-Dec-03      9,843,974.05      100,173.80      54,993,439.33    1.854
  9     25-Jan-04      9,692,586.28       84,964.86      45,300,853.05    1.854
 10     25-Feb-04      9,399,395.59       69,989.82      35,901,457.46    1.854
 11     25-Mar-04      9,115,007.32       55,467.75      26,786,450.13    1.854
 12     25-Apr-04      8,839,158.69       41,385.07      17,947,291.45    1.854
 13     25-May-04      8,571,594.71       27,728.57       9,375,696.73    1.854
 14     25-Jun-04      8,312,068.00       14,485.45       1,063,628.73    1.854
 15     25-Jul-04      1,063,628.73        1,643.31               0.00    1.854

JPMORGAN SECURITIES
CHASE FUNDING
CFAB 2003-2
CONFORMING GROUP

1,414 RECORDS

--------------------------------------------------------------------------------

1. SUMMARY STATISTICS

Weighted Average Coupon: 7.70%
Weighted Average Original Term: 360
Weighted Average Amortized Original Term: 360
Weighted Average Stated Remaining Term: 358
Weighted Average Seasoning: 2
Number of Mortgage Loans: 1,414
Total Current Balance: $221,650,198
Average Current Balance: $156,754
Weighted Average Original LTV: 77.0%
Weighted Average FICO Score: 604
Top 5 States: CA(24.7%),NY(10.8%),NJ(6.7%),MI(6.6%),IL(6.4%)


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2. GEOGRAPHIC DISTRIBUTION

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
GEOGRAPHIC DISTRIBUTION        LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
California                       250             54,718,431            25
New York                         125             23,891,790            11
New Jersey                        81             14,951,059             7
Michigan                         131             14,665,965             7
Illinois                          87             14,213,375             6
Florida                           86             10,621,043             5
Massachusetts                     42             10,243,482             5
Colorado                          47              8,729,407             4
Wisconsin                         63              6,404,258             3
Missouri                          65              6,076,939             3
Other                            437             57,134,448            26
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


Number of States Represented: 45

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3. CREDIT GRADE

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
CREDIT GRADE                   LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
A Star                           254             47,193,283            21
A0                               684            109,372,574            49
A-                               163             23,821,087            11
B                                165             21,551,659            10
B-                                48              6,389,079             3
C                                 73              8,737,308             4
C-                                 2                141,309             0
A1                                 5                787,710             0
A2                                 8              1,429,661             1
B1                                10              1,843,886             1
B2                                 2                382,640             0
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


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

4. FICO SCORE BY 50

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
FICO SCORE BY 50               LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
Not Available                      7                701,035             0
451 to 500                         5                891,124             0
501 to 550                       367             52,362,343            24
551 to 600                       395             58,598,564            26
601 to 650                       354             56,781,593            26
651 to 700                       190             34,821,945            16
701 to 750                        80             14,343,603             6
751 to 800                        16              3,149,992             1
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


Minimum: 495
Maximum: 786
Weighted Average: 604


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5. FICO SCORE BY 25

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
FICO SCORE BY 25               LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
Not Available                      7                701,035             0
476 to 500                         5                891,124             0
501 to 525                       158             22,849,356            10
526 to 550                       209             29,512,987            13
551 to 575                       191             27,473,685            12
576 to 600                       204             31,124,878            14
601 to 625                       197             30,188,635            14
626 to 650                       157             26,592,958            12
651 to 675                       117             21,090,547            10
676 to 700                        73             13,731,398             6
701 to 725                        49              8,523,818             4
726 to 750                        31              5,819,785             3
751 to 775                        13              2,556,569             1
776 to 800                         3                593,423             0
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


Minimum: 495
Maximum: 786
Weighted Average: 604


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6. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
CURRENT MORTGAGE LOAN         MORTGAGE            CURRENT           CURRENT
PRINCIPAL BALANCE ($)          LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
$50,001 to $100,000              496             38,656,482            17
$100,001 to $150,000             283             32,270,189            15
$150,001 to $200,000             137             26,153,504            12
$200,001 and greater             498            124,570,023            56
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


Minimum: $55,953
Maximum: $498,961
Average: $156,754


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7. PURPOSE

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
PURPOSE                        LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
Refinance - Cash-Out             974            154,081,026            70
Purchase                         308             48,545,006            22
Refinance - Rate/Term            132             19,024,165             9
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------



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 8. PRODUCT

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
PRODUCT                        LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
2/28 LIBOR Loan                  719            107,617,001            49
5/25 LIBOR Loan                  355             57,892,145            26
3/27 LIBOR Loan                  340             56,141,051            25
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------



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9. ORIGINAL LOAN-TO-VALUE RATIO (%)

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
ORIGINAL                      MORTGAGE            CURRENT           CURRENT
LOAN-TO-VALUE RATIO (%)        LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
Less than 70.00%                 340             51,157,792            23
70.01% to 80.00%                 625             98,485,011            44
80.01% to 90.00%                 427             69,059,905            31
90.01% to 100.00%                 22              2,947,489             1
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


Minimum: 11.60%
Maximum: 95.00%
Weighted Average by Original Balance: 77.02%
Weighted Average by Current Balance: 77.03%


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10. PREPAYMENT PENALTY

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
PREPAYMENT PENALTY             LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
None                             607             94,227,537            43
12 Months                         14              2,215,520             1
24 Months                        211             33,819,105            15
36 Months                        582             91,388,036            41
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


Weighted Average: 32 months


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11. LIEN POSITION

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
LIEN POSITION                  LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
1                              1,414            221,650,198           100
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------



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12. OCCUPANCY

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
OCCUPANCY                      LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
Owner Occupied                 1,287            205,435,127            93
Investment                       126             16,119,256             7
Second Home                        1                 95,815             0
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------



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 13. PROPERTY TYPE

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
PROPERTY TYPE                  LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
Single Family Detached         1,043            160,445,530            72
2 Family                         120             22,246,691            10
3 to 4 Family                     49             11,460,147             5
Planned Unit Development          78             10,773,158             5
Condo - Low Rise                  57              8,467,881             4
Manufactured Housing              55              6,060,729             3
Condo - High Rise > 8 Floors       9              1,864,060             1
Co-Op                              3                332,002             0
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


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14. DOCUMENTATION LEVEL

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
DOCUMENTATION LEVEL            LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
Full Documentation               981            143,389,083            65
Stated Income                    295             52,843,718            24
24 Month Bank Statement          110             20,777,599             9
Reduced Documentation             28              4,639,798             2
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


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 15. CURRENT MORTGAGE RATES (%)

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
CURRENT MORTGAGE RATES (%)     LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
5.500% to 5.999%                  57             12,075,358             5
6.000% to 6.499%                  71             13,813,046             6
6.500% to 6.999%                 188             36,692,568            17
7.000% to 7.499%                 177             30,557,807            14
7.500% to 7.999%                 292             46,561,796            21
8.000% to 8.499%                 198             27,920,015            13
8.500% to 8.999%                 226             29,409,800            13
9.000% to 9.499%                 100             12,494,451             6
9.500% to 9.999%                  71              7,873,203             4
10.000% to 10.499%                23              2,986,759             1
10.500% to 10.999%                 6                657,245             0
11.000% to 11.499%                 3                321,047             0
11.500% to 11.999%                 2                287,102             0
TOTAL:                         1,414            221,650,198           100
---------------------------------------------------------------------------


Minimum: 5.750%
Maximum: 11.875%
Weighted Average: 7.702%


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16. MARGIN (%)

---------------------------------------------------------------------------
                               NUMBER                                % OF
                                 OF                TOTAL             TOTAL
                              MORTGAGE            CURRENT           CURRENT
MARGIN (%)                     LOANS              BALANCE           BALANCE
---------------------------------------------------------------------------
2.501% to 3.000%                   1                285,963             0
3.001% to 3.500%                  16              3,328,664             2
3.501% to 4.000%                  51              9,671,213             4
4.001% to 4.500%                  96             16,515,998             7
4.501% to 5.000%                 173             28,605,367            13
5.001% to 5.500%                 247             38,301,953            17
5.501% to 6.000%                 323             47,046,867            21
6.001% to 6.500%                 239             38,897,561            18
6.501% to 7.000%                 166             23,907,696            11
7.001% to 7.500%                  73             11,118,282             5
7.501% to 8.000%                  22              2,986,280             1
8.001% to 8.500%                   6                789,074             0
8.501% to 9.000%                   1                195,279             0
TOTAL:                         1,414            221,650,198           100
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Minimum: 2.575%
Maximum: 8.750%
Weighted Average: 5.707%


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